Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of StoneBridge Acquisition II Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of each of the undersigned:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026

/s/ Bhargav Marepally
Bhargav Marepally
Chief Executive Officer
(Principal Executive Officer)

/s/ Prabhu Antony
Prabhu Antony
Chief Financial Officer
(Principal Financial Officer)